Income Taxes - Schedule Of Deferred Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryover	$ 5,630	$ 17,537
Start-up/Organization costs	1,105,538	22,822
Total deferred tax assets	1,111,168	40,359
Valuation allowance	(1,111,168)	(40,359)
Deferred tax asset, net of allowance	$ 0	$ 0